INVESTOR PRESENTATION FOURTH QUARTER 2020 Nasdaq: FBIZ Exhibit 99.1

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Adverse changes in the economy or business conditions, either nationally or in our markets, including, without limitation, the adverse effects of the COVID-19 pandemic on the global, national, and local economy. (ii) The effect of the COVID-19 pandemic on the Corporation’s credit quality, revenue, and business operations. (iii) Competitive pressures among depository and other financial institutions nationally and in our markets. (iv) Increases in defaults by borrowers and other delinquencies. (v) Our ability to manage growth effectively, including the successful expansion of our client support, administrative infrastructure, and internal management systems. (vi) Fluctuations in interest rates and market prices. (vii) The consequences of continued bank acquisitions and mergers in our markets, resulting in fewer but much larger and financially stronger competitors. (viii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries. (ix) Changes in tax requirements, including tax rate changes, new tax laws, and revised tax law interpretations. (x) Fraud, including client and system failure or breaches of our network security, including our internet banking activities. (xi) Failure to comply with the applicable SBA regulations in order to maintain the eligibility of the guaranteed portions of SBA loans. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risks could cause actual results to differ materially from what we have anticipated or projected. These risk factors and uncertainties should be carefully considered by our stockholders and potential investors. For further information about the factors that could affect the Corporation’s future results, please see the Corporation’s annual report on Form 10-K for the year ended December 31, 2019, the Corporation’s quarterly report on Form 10-Q for the quarter ended March 31, 2020, and other filings with the Securities and Exchange Commission. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements. Forward-Looking Statements

Table of Contents

Company Overview 4
COVID-19 Update 8
Quarterly Update 12
Value Drivers 19
Strategic Plan 34
Investment Rationale 38
Appendix 47

firstbusiness.bank

COMPANY OVERVIEW

Company Profile • Experienced leadership • Entrepreneurial management style • Insider ownership of 5.3%2 • Business-focused model • Efficient and highly scalable banking model with limited branch network • Client relationship focus with high touch service Headquarters: Madison, WI Mission: Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives, and high net worth individuals FBIZ BUSINESS BANKING1 $2.6 Billion FBIZ PRIVATE WEALTH $2.2 Billion IN ASSETS UNDER MANAGEMENT & ADMINISTRATION 1. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis. 2. Data as of February 28, 2020. Insider ownership consists of shares beneficially owned by directors and executive officers. 5 IN TOTAL ASSETS

Evolution of Success Aligned with the Financial Needs of Our Niche Client Base 6

Evolution of Success Aligned with the Financial Needs of Our Niche Client Base 7

COVID-19 UPDATE

Paycheck Protection Program ("PPP") Active Participation Propelled by SBA Expertise & Proactive Investments in Technology Leveraged a proprietary client portal to create an efficient and user friendly PPP portal within days of the plan’s announcement CARES Act • 700+ applications processed and $332 MILLION funds approved and disbursed within 10 business days of SBA approval • $8.8 MILLION in processing fees expected to be recognized as yield enhancement through net interest margin ($5.3 million recognized in 2020) • As of February 1, 2021, $124 MILLION, or 37% of round one PPP loans have been forgiven 9 Consolidated Appropriations Act First Draw PPP Loans* • 34 applications processed and $7 MILLION funds approved by the Bank • $288,000 average loan request Second Draw PPP Loans* • 275 applications processed and $78 MILLION funds approved by the Bank • $317,000 average loan request *Data as of February 1, 2021

($ in m ill io n s) Loan Modification Trend Balance Outstanding Deferral Requests 3/31/20 4/30/20 6/30/20 9/30/20 12/31/20 $0 $60 $120 $180 $240 $300 $360 0 80 160 240 320 400 480 Credit Quality Modest Overall Exposure to Industries Most Impacted by COVID-19 and No Retail Consumer Portfolio 10 • As of December 31, 2020, the Company had no meaningful direct exposure to the energy sector, airline industry or retail consumer, and does not participate in shared national credits. • Because of the significant uncertainties related to the ultimate duration of the COVID-19 pandemic and its effects on our clients and prospects, and on the national and local economy as a whole, there can be no assurances as to how the crisis may ultimately affect the Company’s loan portfolio. As of ($ in millions) December 31, 2020 Industries: Balance % Gross Loans and Leases (2) Retail (1) $ 62.7 3.3 % Hospitality 80.8 4.2 % Entertainment 14.2 0.7 % Restaurants & Food Service 24.9 1.3 % Total outstanding exposure $ 182.6 9.5 % Exposure to Stressed Industries 1. Includes $48.9 million in loans secured by commercial real estate. 2. Excluding PPP loans.

Credit Quality

Active deferrals down $104.5 million, or 79%, to $27.0 million as of December 31, 2020, compared to active deferrals $131.5 million as of September 30, 2020

The following table and chart represent a breakdown of the deferred loan balances by industry segment, collateral type, and credit quality indicators:

(Unaudited)
(Dollars in thousands)

	As of December 31, 2020			
			Collateral Type	
Industries Description	**Balance**	**% of Deferred of Total Industry**	**Real Estate**	**Non Real Estate**
Accommodation and Food Services	$ 12,229	45.3 %	$ 12,229	$ —
Real Estate and Rental and Leasing	5,975	22.1 %	5,975	—
Manufacturing	3,398	12.6 %	—	3,398
Arts, Entertainment, and Recreation	3,095	11.5 %	1,051	2,044
Transportation and Warehousing	573	2.1 %	—	573
Construction	447	1.7 %	447	—
Professional, Scientific, and Technical Services	383	1.4 %	—	383
Other Services (Except Public Administration)	367	1.4 %	212	155
Health Care and Social Assistance	205	0.8 %	—	205
Educational Services	195	0.7 %	195	—
Administrative and Support and Waste Management and Remediation Services	143	0.5 %	—	143
Total deferred loan balances	$ 27,010		$ 20,109	$ 6,901

Loan Deferrals by Credit Quality Indicator (1)



0.1%
0.2%
49.8%
49.9%
Category I
Category II
Category III
Category IV

1. **Category I** — Loans and leases in this category are performing in accordance with the terms of the contract and generally exhibit no immediate concerns regarding the security and viability of the underlying collateral, financial stability of the borrower, integrity or strength of the borrowers' management team, or the industry in which the borrower operates.
Category II — Loans and leases in this category are beginning to show signs of deterioration in one or more of the Corporation's core underwriting criteria such as financial stability, management strength, industry trends, or collateral values.
Category III — Loans and leases in this category are identified by management as warranting special attention. However, the balance in this category is not intended to represent the amount of adversely classified assets held by the Bank.
Please refer to Note 6 — Loan and Lease Receivables, Impaired Loans and Leases and Allowance for Loan and Lease Losses in the September 30, 2020 Form 10-Q for the complete risk category definitions.
Category IV — Loans and leases in this category are considered impaired. However, the balance in this category is not intended to represent the amount of adversely classified assets held by the Bank.
Please refer to Note 6 — Loan and Lease Receivables, Impaired Loans and Leases and Allowance for Loan and Lease Losses in the September 30, 2020 Form 10-Q for the complete risk category definitions.

11
firstbusiness.bank

QUARTERLY UPDATE

EARNINGS - Top line revenue grew to a record $29.3 million, up 12.6% from the third quarter of 2020 and 14.2% from the prior year quarter driven by significant loan growth, net interest margin stability, and diverse non-interest income sources BALANCE SHEET - Gross loans and leases receivable excluding PPP loans grew to $1.921 billion, up 16.4% annualized from the third quarter and 12% from the prior year quarter. In-market deposits reached a record $1.683 billion. ASSET QUALITY - Non-performing assets declined 27% to $26.7 million due to payoffs and charge- offs of $6.7 million of which $5.2 million were reserved for previously. KEY OPERATING TRENDS - Net operating income increased 25.3% from the third quarter of 2020 and 30.1% from the prior year quarter. Fourth Quarter 2020 Summary 13

1.09% 0.68% 0.93%11.93% 8.58% 11.92% ROAA (1) ROAE (1) Q4 2019 Q3 2020 Q4 2020 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 0.00% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% 14 Quarterly Update - Earnings Record Top Line Revenue Drives Strong Earnings 1. Calculations are annualized. $0.67 $0.50 $0.71 $25,663 $26,029 $29,311 EPS Top Line Revenue Q4 2019 Q3 2020 Q4 2020 0.00 0.15 0.30 0.45 0.60 0.75 0.90 0 6,000 12,000 18,000 24,000 30,000 36,000

$ (M ill io n s) $1,715 $1,845 $1,921 $1,379 $1,667 $1,683 Period-End Loans & Leases (1) Period-End In-Market Deposits (2) Q4 2019 Q3 2020 Q4 2020 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 Quarterly Update - Balance Sheet Significant Loan Growth and Record In-Market Deposits 151. Q4 2020 and Q3 2020 "Period-End Loans & Leases" exclude net PPP loans. Net PPP loans outstanding as of December 31, 2020 and September 30, 2020, were and $225.3 million and $325.5 million, respectively. Q4 2019 did not have any net PPP loans outstanding. 2. "Period-End In-Market Deposits" represents transaction accounts plus non-transaction accounts. $ (M ill io ns ) $313 $213 $218 Line of Credit Utilization Q3 2019 Q2 2020 Q3 2020 $0 $50 $100 $150 $200 $250 $300 $350 YOY loan growth = 12% YOY deposit growth = 22%

Quarterly Update - Asset Quality Asset Quality Improves with a 27% Decrease in Non-Performing Assets 16 1. Q4 2020 and Q3 2020 "Total Assets" exclude net PPP loans. Net PPP loans outstanding as of December 31, 2020 and September 30, 2020, were and $225.3 million and $325.4 million, respectively. Q4 2019 did not have any net PPP loans outstanding. $ (M ill io ns ) $313 $213 $218 Line of Credit Utilization Q3 2019 Q2 2020 Q3 2020 $0 $50 $100 $150 $200 $250 $300 $350 $ (T h o u sa n d s) $23,672 $36,710 $26,697 Total Non-Performing Assets NPAs/Total Assets (1) Q4 2019 Q3 2020 Q4 2020 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 0.80% 0.96% 1.12% 1.28% 1.44% 1.60% 1.76% 1.92%

Quarterly Update - Key Operating Trends

Stable Adjusted Net Interest Margin Amid Low Rate Environment



Adjusted Net Interest Margin
3.73%
0.32%
3.41%
3.14%
3.24%
(0.10)%
3.69%
0.44%
3.25%
Q4 2019
Q3 2020
Q4 2020
Adjusted net interest margin (1)
Recurring, volatile components (2)



Drivers of NIM Change
3.14%
—%
(0.02)%
(0.02)%
0.17%
0.33%
0.08%
3.69%
3Q20 NIM
ST Investments
Securities
Loans
Fees in Lieu (3)
PPP fees (4)
Deposits
Borrowings
4Q20 NIM



NIM, Yields, and Costs
5.55%
3.73%
2.40%
1.42%
3.95%
3.14%
1.99%
0.54%
4.51%
3.69%
1.76%
0.45%
Q4 2019
Q3 2020
Q4 2020
Average Loan Yield
Securities Yield
Net Interest Margin
Cost of Funds (5)

Net interest margin and loan yields temporarily impacted by PPP loans with 1% rate.

1. "Adjusted Net Interest Margin" is a non-GAAP measurement. See appendix for non-GAAP reconciliation schedules.
2. "Recurring, volatile components" is defined as fees in lieu of interest, PPP loan interest income, FRB interest income, FHLB dividend income, and Federal Reserve PPPLF interest expense. Calculation also excludes average PPP loans, average FRB cash, average FHLB stock, and average non-accrual loans
3. Fees in lieu of interest" is defined as prepayment fees, asset-based loan fees, and non-accrual interest, and non-PPP related loan fee amortization.
4. PPP fees is defined as PPP loan fee amortization.
5. "Cost of Funds" is defined as total interest expense on deposits, FHLB advances, and Federal Reserve PPPLF advances divided by the sum of total average deposits, average FHLB advances, and average Federal Reserve PPPLF advances.

17

firstbusiness.bank

$ (M ill io n s) $7.9 $7.8 $9.0 $7.6 Q2 2019 Q3 2019 Q4 2019 Q1 2020 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $ (M ill io n s) $32.5 $39.1 FYE 2019 FYE 2020 $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 $90.0 $105.0 Quarterly Update - Key Operating Trends Operating Fundamentals Demonstrate Earnings Power 18 Note: Net interest income is the sum of "Pure Net Interest Income" and "Fees in Lieu of Interest". Non-interest income is the sum of "Trust Fee Income", "Other Fee Income", "Service Charges", "SBA Gains", and "Swap Fees". 1. "Pure Net Interest Income" and "Net Operating Income" are non-GAAP measurements. See appendix for non-GAAP reconciliation schedules. 2. "Net Tax Credits" represent managements estimate of the after-tax contribution related to the investment in tax credits as of the reporting period disclosed. 3. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. • Net Operating Income 10YR CAGR = 14% • YOY Net Operating Income Growth = 20% $ (M ill io n s) $9.0 $9.3 $11.7 Q4 2019 Q3 2020 Q4 2020 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0

LONG-TERM VALUE DRIVERS

Long-Term Value Drivers Areas of Focus Growth - Emphasis on Delivery of Above Average Organic Growth Through Expert Business Banking and Specialty Finance Teams Asset Quality - Proven Financial Performance through Credit Cycles Profitability - Return to Above Average Profitability through Maturation of Commercial Business Lines Operating Efficiency - Leverage Branch-Lite Model, Business Banking Niche, and Proactive Investment in Technology 20

Revenue Growth FBIZ Peer Group (2) '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (1) -10% 0% 10% 20% 30% 40% Loan Growth FBIZ Peer Group (2) '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (1) -10% 0% 10% 20% 30% 40% Growth Emphasis on Delivery of Above Average Organic Growth Through Expert Business Banking and Specialty Finance Teams 1. 2020 represents growth for the three months ended September 30, 2020 compared to the three months ended September 30, 2019. 2. Peer Group defined as U.S. Commercial Banks with total assets between $1 billion and $3 billion. 7.3% 3% 10-YR CAGR 21 10.8% 3.0% 10-YR CAGR

Asset Quality Maximize Financial Performance through Credit Cycles with Industry Expertise, Premier Clients, & Consistent Underwriting 22 1. Peer Group defined as U.S. Commercial Banks with total assets between $1 billion and $3 billion. Net Charge-Offs / Average Loans FBIZ Peer Group (1) Great Recession 2007 2008 2009 2010 2011 2012 -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% No data to display In de x V al ue Stock Performance 1/1/2007 - 12/31/2012 FBIZ S&P 500 Bank Index

Profitability Return to Above Average Profitability Through Maturation of Commercial Business Lines 1. AUA represents "Assets Under Advisement" 2. AUM&A represents "Assets Under Management and Administration" 3. Represents growth during 2020. Floorplan financing did not have loan balances at 12/31/2019. 23 Business Life Cycles Early Stage Adolescent Mature Very High Growth & Operating Losses High Growth & Positive Contribution Sustainable Growth & Highly Profitable Commercial Business Lines Bank Consulting Accounts Receivable Financing Business Banking • YOY AUA1 growth = $420 million or 28% • YOY NFE growth = $11.9 million or 47% • YOY loan growth = $186.4 million or 13.1% Floorplan Financing SBA Lending Asset-Based Lending • YOY loan growth = $18.3 million3 • YOY gain on sale increase = $1.4 million or 98.7% • YOY loan decrease = $27.9 million or 19.5% Vendor Financing Vendor Financing Private Wealth • YOY loan growth = $27.3 million or 54.4% • YOY AUM&A2 growth = $356.8 million or 18.9%

Profitability Return to Above Average Profitability Through Maturation of Commercial Business Lines 1. 2020 represents annualized data for the nine months ended September 30, 2020. 2. Peer Group defined as U.S. Commercial Banks with total assets between $1 billion and $3 billion. Return on Average Equity Great Recession FBIZ Peer Group (3) '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (1) -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% Tangible Book Value Growth Great Recession TBV/Share '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (2) $0.00 $5.00 $10.00 $15.00 $20.00 TBV 10YR CAGR = 8% 24

Product Profile • Target small- to medium-sized companies nationwide • Primarily provide funding to clients by purchasing accounts receivable on a full recourse basis • Positioned to provide competitive rates to clients starting up, seeking growth, and needing cash flow support, or who are experiencing financial issues • Similar to asset-based lending, receivable financing typically generates higher yields than conventional commercial lending and complements our conventional commercial portfolio M ill io n s Portfolio Analysis Average NFE Average Yield 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $5 $10 $15 $20 $25 $30 8.00% 10.00% 12.00% 14.00% M ill io n s Gross Revenue Interest Income Fees in Lieu of Interest Fee Income 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $0.25 $0.5 $0.75 $1 Note: Average Net Funds Employed balances represent quarterly average data. 25 Accounts Receivable Financing High-Yielding, Counter-Cyclical Product Complements Conventional Commercial Lending

Product Profile • Primarily originate variable rate term loans through the 7(a) program which typically provides a guaranty of 75% of principal and interest • Product offering is designed to generate new business opportunities by meeting the needs of clients whose borrowing needs cannot be met with conventional bank loans • Sources of revenue include interest income on the retained portion of loan, gain on sale of the guaranteed portion of loan, loan packaging fee income, and loan servicing fee income M ill io n s Portfolio Analysis Total Retained Total Sold Average Yield 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $25 $50 $75 $100 $125 $150 $175 $200 4.80% 5.60% 6.40% 7.20% 8.00% M ill io n s Gross Revenue Interest Income Gain on Sale Servicing Fees Packaging Fees 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $1 $2 $3 Note: Total Retained and Total Sold represent period-end balances. Excludes PPP loans and related interest income and loan fee amortization. 26 SBA Lending & Servicing Full Client Acquisition Strategy for Small Businesses Non-accrual interest recovery of $340K in 2Q20

Product Profile • Includes broad range of equipment finance products to address the financing needs of commercial clients in a variety of industries • Focus includes manufacturing equipment, industrial assets, construction, and transportation equipment, and a wide variety of other commercial equipment • Financings generally < $250,000 with 48 month terms M ill io n s Portfolio Analysis Average Gross Loans & Leases Average Yield 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 6.00% 5.50% 6.50% 7.00% M ill io n s Gross Revenue Interest Income Fee Income 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $0.5 $1 $1.5 Note: Loan and lease balances represent quarterly average data. 27 Vendor Finance Aligned with the Equipment Loan and Lease Needs of our Niche Client Base

Product Profile • Target small- to medium-sized companies in our Wisconsin, Kansas, and Missouri markets • Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million M ill io n s Portfolio Analysis CRE NOO Other C&I CRE OO Average Yield 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $500 $1,000 $1,500 $2,000 2.40% 3.20% 4.00% 4.80% 5.60% M ill io n s Gross Revenue Interest Income Fee Income 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $5 $10 $15 $20 $25 Note: Loan balances represent quarterly average data. 28 Commercial Lending Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

Product Profile • Target small- to medium-sized companies in our Wisconsin, Kansas, and Missouri markets • Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation, and data integration solutions M ill io n s Funding Mix Non-Transaction Accounts Transaction Accounts Bank Wholesale Funding Cost of Funds 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $600 $1,200 $1,800 $2,400 0.30% 0.60% 0.90% 1.20% 1.50% M ill io n s Fee Revenue 4Q19 1Q20 2Q20 3Q20 4Q20 $0.5 $0.6 $0.7 $0.8 $0.9 $1 Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services, FHLB advances, and the Federal Reserve PPPLF. Non-Transaction Accounts includes in-market CDs and money market accounts. "Cost of Funds" is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules. 29 Treasury Management Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

Product Profile • Target medium-sized companies nationwide • Primarily provide revolving lines of credit and term loans for leveraged buyouts, capital expenditures, working capital, bank debt refinancing, debt restructuring, corporate turnaround strategies and debtor-in-possession financing in the course of bankruptcy proceedings or the exit therefrom • Positioned to provide cost-effective financing solutions to companies who do not have the established stable cash flows necessary to qualify for traditional commercial lending products • Financings generally range between $1.0 million and $10.0 million with terms of 24 to 60 months M ill io n s Portfolio Analysis Average Gross Loans Average Yield 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $25 $50 $75 $100 $125 $150 $175 $200 6.00% 9.00% 12.00% 15.00% M ill io n s Gross Revenue Interest Income Fees in Lieu of Interest Fee Income 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $2 $4 $6 Note: Loan balances represent quarterly average data. 30 Asset-Based Lending High-Yielding, Counter-Cyclical Product Complements Conventional Commercial Lending

Product Profile • Fiduciary and investment manager for individual and corporate clients, creating, and executing asset allocation strategies tailored to each client’s unique situation • Full fiduciary powers and offers trust, estate, financial planning, and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services • Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice M ill io n s Assets Under Management & Administration Private Wealth Employee Benefits Other 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $500 $1,000 $1,500 $2,000 $2,500 M ill io n s Fee Revenue 4Q19 1Q20 2Q20 3Q20 4Q20 $0 $0.5 $1 $1.5 $2 $2.5 Note: Total Assets Under Management & Administration represent period-end balances. 31 Trust / Private Wealth Wealth Management Services for Businesses, Executives, and High Net Worth Individuals

Operating Efficiency Leverage Branch-Lite Model and Business-Banking Niche $ (T h o u sa n d s) Total Revenue per FTE FBIZ Peer Group (2) '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (1) $0 $50 $100 $150 $200 $250 $300 $350 $400 1. 2020 represents annualized data as of September 30, 2020. 2. Peer Group defined as U.S. Commercial Banks with total assets between $1 billion and $3 billion. $( Th o u sa n d s) Total Deposits per Branch FBIZ Peer Group (2) '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (1) $0 $100,000 $200,000 $300,000 $400,000 $500,000 32

Operating Efficiency

Proactive Investment in Technology

First Business IT Strategy - Digital Transformation

Solutions are Built on Top of Salesforce, Which is at the Core of our IT Strategy

2018

SBA Lending Portal

Quick 5-minute pre-qualification
Complete their detailed SBA application
Exchange financial documents
Generate government forms

Equipment Finance - Loan Origination

Automated underwriting process
Internal workflow approval process

2019

SBA Lending Portal

Loan documentation and quality control module

Equipment Finance - Loan Automation

Invoice automation
ACH/wire automation
Improved booking functionality

Treasury Management

Defect tracking module

2020

Align with First Business 5-Year Strategic Plan (Automate all of our lending processes by 2023)

2020 Areas of Focus:

Commercial Lending, Private Wealth, Accounts Receivable Financing, and Shared Services

The COVID-19 Pandemic has proven the prior investments made in our IT Strategy allowed us to be extremely agile and responsive to our Clients. It has also reinforced the fact our Business & IT Strategy is aligned with the future and sometimes unanticipated needs of our Clients.

33

firstbusiness.bank

STRATEGIC PLAN

FBIZ Strategic Plan 2019-2023 Objective 35

FBIZ Strategic Plan 2019-2023 4 Strategies Designed to Navigate the Company over a 5-Year Time Horizon 36

FBIZ Strategic Plan 2019-2023 We Define Success as Delivering Above Average Shareholder Return Total Shareholder Return - 1 Year FBIZ Peer Group (2) -60% -50% -40% -30% -20% -10% 0% 10% 37 Goal Actual 2019 Actual 2020 Goal 2023 Return on average equity 12.55% 8.64% 13.50% Return on average assets 1.14% 0.7% 1.15% Top line revenue growth 9.1% 11.5% ≥ 10% per year In-market deposits to total bank funding 75.5% 74.8% ≥ 70% Employee engagement (1) 82% 91% ≥ 80% Client satisfaction (1) 93% 96% ≥ 90% 1. Surveys conducted annually. 2. Peer Group defined as publicly-traded banks with total assets between $1 billion and $4 billion.

INVESTMENT RATIONALE

TRADING AT DISCOUNT TO PEER GROUP DIVIDEND YIELD HIGHER THAN PEER GROUP - ON JANUARY 29TH, ANNOUNCED A 9% INCREASE IN QUARTERLY DIVIDEND RATE REPRESENTING THE 9TH CONSECUTIVE ANNUAL DIVIDEND INCREASE ON JANUARY 28TH, ADOPTED A NEW SHARE REPURCHASE PROGRAM THAT AUTHORIZES THE REPURCHASE OF $5 MILLION IN COMMON STOCK OVER 12 MONTHS COMPETITIVE ADVANTAGE DRIVEN BY NICHE FOCUS, EMPLOYEE ENGAGEMENT, AND CLIENT SATISFACTION DIVERSIFIED MARGIN AND FEE REVENUE SCALABLE FRANCHISE POSITIONED FOR SUSTAINABLE GROWTH Investment Rationale 39

Trading at Discount to Peer Group Price / Tangible Book Value Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $4 billion. 40

Trading at Discount to Peer Group Price / LTM EPS Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $4 billion. 41

Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $4 billion. Dividend Yield Above Peer Group Median 42 On January 29th, 2021, FBIZ announced a 9% increase in its quarterly dividend rate. This represents the 9th consecutive annual dividend increase.

Competitive Advantage Driven by Niche Business and Client-Centric Focus 43

Competitive Advantage Employee Engagement & Client Satisfaction The Best Team Wins Engaged Employees = Happy Clients 44 Net Promoter Score 62 Business Banking Satisfaction 97 % Private Wealth Satisfaction 93 % Company Retirement Plan Satisfaction 97 % COVID-19 Client Responsiveness 90 % Note: Client satisfaction data represents 2020 survey results.

Diversified Margin & Fee Revenue

Margin & Fee Revenue Diversification Driven by Suite of Commercial Products & Services

Average Gross Loan and Lease Mix



1%
3%
4%
5%
9%
26%
25%
27%
Commercial Lending - CRE NOO
Commercial Lending - C&I
Asset-Based Lending
SBA Lending
Commercial Lending - Other [1]
Commercial Lending - CRE OO
Equipment Financing
Accounts Receivable Financing

Net Interest Income / Total Revenue = 77%

Fee Revenue Sources



1%
3%
21%
28%
14%
33%
Commercial Lending
SBA Lending [3]
Trust / Private Wealth [2]
Asset-Based Lending
Treasury
Dealer floorplan = <1%

Fee Income / Total Revenue = 23%

Note: Average balance and revenue data is for the three months ended December 31, 2020.
1. Commercial Lending - Other primarily represents land development, construction and multi-family loans.
2. Trust / Private Wealth represents total trust and investment services fee income.
3. SBA Lending represents gain on the sale of SBA loans, SBA packaging fees and SBA servicing fees.

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•Organic growth remains the foundation for the future • Scale Private Wealth Management business in current markets outside of Madison • Significant commercial loan growth opportunity augmented by niche specialty finance lending programs •Demonstrated ability to grow in-market deposits commensurate with robust loan growth •Opportunity to increase market share in the Kansas City metro, Northeast and Southeast Wisconsin regions Scalable Franchise Positioned for Sustainable Growth 46

APPENDIX SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

FINANCIAL PERFORMANCE

Annual Trend Net Interest Margin Long-Term Goal 2012 2013 2015 2016 2017 2018 2019 2020 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Quarterly Trend Net Interest Margin Long-Term Goal 4Q19 1Q20 2Q20 3Q20 4Q20 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Net Interest Margin 49

Fee Income Ratio Annual Trend Fee Income Ratio (1) Long-Term Goal 2012 2013 2015 2016 2017 2018 2019 2020 10% 13% 15% 18% 20% 23% 25% 28% 30% Quarterly Trend Fee Income Ratio (1) Long-Term Goal 4Q19 1Q20 2Q20 3Q20 4Q20 10% 13% 15% 18% 20% 23% 25% 28% 30% 50 1. Fee Income Ratio is defined as total non-interest income divided by total top line revenue.

Annual Trend Efficiency Ratio (1) Long-Term Goal 2012 2013 2015 2016 2017 2018 2019 2020 0% 10% 20% 30% 40% 50% 60% 70% 80% Quarterly Trend Efficiency Ratio (1) Long-Term Goal 4Q19 1Q20 2Q20 3Q20 4Q20 0% 10% 20% 30% 40% 50% 60% 70% 80% Efficiency Ratio 51 1. Efficiency ratio is a non-GAAP measure defined as total operating expense divided by total operating revenue. See appendix for non-GAAP reconciliation schedule.

Annual Trend Transaction Accounts Non-Transaction Accounts Bank Wholesale Funding 2012 2013 2015 2016 2017 2018 2019 2020 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Quarterly Trend Transaction Accounts Non-Transaction Accounts Bank Wholesale Funding 4Q19 1Q20 2Q20 3Q20 4Q20 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% In-Market Deposits / Total Bank Funding (1) 52 1. In-Market Deposits represents transaction accounts plus non-transaction accounts. Total bank funding represents total deposits plus FHLB advances and Federal Reserve PPPLF advances.

Total Gross Loans & Leases 26% 34% 12% 15%7% 2% 2% 2% 1% CRE NOO C&I CRE OO Multi-Family Construction Land Development Consumer & Other 1-4 Family Direct Financing Leases Total Deposits 35% 27% 25% 4% 9% Money Market Accounts IB Transaction Accounts NIB Transaction Accounts In-Market CDs Wholesale deposits Loan & Deposit Composition (1) 53 1. Period-end balances as of December 31, 2020.

NON-GAAP RECONCILIATIONS

“Efficiency Ratio” is a non-GAAP measure representing non-interest expense excluding the effects of the SBA recourse provision, impairment of tax credit investments, losses or gains on foreclosed properties, amortization of other intangible assets, and other discrete items, if any, divided by operating revenue, which is equal to net interest income plus non-interest income less realized gains or losses on securities, if any. We believe the efficiency ratio allows investors and analysts to better assess the Company’s operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure. (Unaudited) For the Three Months Ended (Dollars in thousands) December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 Non-interest expense $ 16,773 $ 16,146 $ 18,343 $ 16,758 $ 17,651 Net gain (loss) on foreclosed properties 17 (102) (348) 121 (54) Amortization of other intangible assets (7) (9) (9) (9) (8) SBA recourse (provision) benefit (21) (25) 30 (57) 330 Tax credit investment impairment (113) (113) (1,841) (113) (328) Loss on early extinguishment of debt — — (744) — — Total operating expense $ 16,649 $ 15,897 $ 15,431 $ 16,700 $ 17,591 Net interest income $ 18,474 $ 17,050 $ 18,888 $ 18,621 $ 22,512 Non-interest income 7,189 6,414 6,319 7,408 6,799 Net loss on sale of securities 42 4 — — — Total operating revenue $ 25,705 $ 23,468 $ 25,207 $ 26,029 $ 29,311 Efficiency ratio 64.77% 67.74% 61.22% 64.16% 60.02% 55 Efficiency Ratio Non-GAAP Reconciliation

Cost of Funds

Non-GAAP Reconciliation

''Cost of Funds'' is defined as total interest expense on deposits, FHLB advances, and Federal Reserve PPPLF advances, divided by the sum of total average deposits, average FHLB advances, and average Federal Reserve PPPLF advances. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our bank funding costs. The information provided below reconciles the cost of funds to its most comparable GAAP measure.

	For the Three Months Ended				
(Dollars in thousands)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Interest expense on total interest-bearing deposits	$ 4,898	$ 4,116	$ 1,924	$ 1,623	$ 1,259
Interest expense on FHLB advances	1,590	1,559	1,283	1,356	1,309
Interest expense on Federal Reserve PPPLF	—	—	18	26	9
Total interest expense on deposits, FHLB advances, and Federal Reserve PPPLF	$ 6,488	$ 5,675	$ 3,225	$ 3,005	$ 2,577
Average interest-bearing deposits	$ 1,215,862	$ 1,207,481	$ 1,235,736	$ 1,359,526	$ 1,388,662
Average non-interest-bearing deposits	306,278	291,129	440,413	445,245	473,489
Average FHLB advances	304,049	325,929	409,281	379,915	404,174
Average Federal Reserve PPPLF	—	—	20,821	29,605	10,297
Total average deposits, total average FHLB advances, and total average Federal Reserve PPPLF	$ 1,826,189	$ 1,824,539	$ 2,106,251	$ 2,214,291	$ 2,276,622
Cost of funds	1.42 %	1.24 %	0.61 %	0.54 %	0.45 %

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Adjusted Net Interest Margin

Non-GAAP Reconciliation

"Adjusted Net Interest Margin" is a non-GAAP measure representing net interest income excluding the fees in lieu of interest, PPP loan interest income, FRB interest income, FHLB dividend income, and FRB PPPLF interest expense, divided by adjusted average interest-earning assets. Fees in lieu of interest are defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. In the judgment of the Company's management, the adjustments made to net interest income allow investors and analysts to better assess the Company's net interest income in relation to its core loan and deposit rate changes by removing the volatility that is associated with these recurring fees. The information provided below reconciles the net interest margin to its most comparable GAAP measure.

	For the Three Months Ended				
(Dollars in Thousands)	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Interest income	$ 25,613	$ 23,372	$ 22,761	$ 22,276	$ 25,770
Interest expense	7,139	6,322	3,873	3,655	3,258
Net interest income (a)	18,474	17,050	18,888	18,621	22,512
Less fees in lieu of interest	1,840	798	2,257	1,511	4,749
Less PPP loan interest income	—	—	647	833	718
Less FRB interest income and FHLB dividend income	208	301	134	167	188
Add FRB PPPLF interest expense	—	—	18	26	9
Adjusted net interest income (b)	$ 16,426	$ 15,951	$ 15,868	$ 16,136	$ 16,866
Average interest-earning assets (c)	$ 1,980,922	$ 1,981,887	$ 2,258,759	$ 2,374,891	$ 2,441,735
Less Average PPP loans	—	—	252,834	323,082	282,259
Less Average FRB cash and FHLB stock	34,565	37,989	69,176	33,756	45,611
Less Average non-accrual loans and leases	21,738	22,209	25,386	26,931	36,013
Adjusted average interest-earning assets (d)	$ 1,924,619	$ 1,921,689	$ 1,911,363	$ 1,991,122	$ 2,077,852
Net interest margin (a / c)	3.73 %	3.44 %	3.34 %	3.14 %	3.69 %
Adjusted net interest margin (b / d)	3.41 %	3.32 %	3.32 %	3.24 %	3.25 %

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"Pure Net Interest Income" is defined as net interest income less fees in lieu of interest. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our net interest margin. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net interest income, which is the most directly comparable GAAP financial measure. For the Year Ended For the Three Months Ended (Dollars in Thousands) December 31, 2018 December 31, 2019 December 31, 2020 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 Net interest income $ 67,342 $ 69,856 $ 77,071 $ 17,050 $ 18,888 $ 18,621 $ 22,512 Less fees in lieu of interest 5,592 6,478 9,317 798 2,257 1,511 4,749 Pure net interest income (non-GAAP) $ 61,750 $ 63,378 $ 67,754 $ 16,252 $ 16,631 $ 17,110 $ 17,763 58 Pure Net Interest Income Non-GAAP Reconciliation

"Net Operating Income" is a non-GAAP financial measure. We believe net operating income allows investors to better assess the Company’s operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net income, which is the most directly comparable GAAP financial measure. For the Year Ended For the Three Months Ended (Dollars in thousands) December 31, 2019 December 31, 2020 December 31, 2019 September 30, 2020 December 31, 2020 Net income $ 23,324 $ 16,978 $ 5,768 $ 4,293 $ 6,084 Less income tax (expense) benefit (1,175) (1,327) (1,650) (1,143) (1,254) Less provision for loan and lease losses (2,085) (16,808) (1,472) (3,835) (4,322) Income before taxes and provision for loan and lease losses (non-GAAP) 26,584 35,113 8,890 9,271 11,660 Less non-operating income Net gain on sale of state tax credits — 275 — — 275 Net loss on sale of securities (46) (4) (42) — — Total non-operating income (non-GAAP) (46) 271 (42) — 275 Less non-operating expense Net loss (gain) on foreclosed properties 224 383 (17) (121) 54 Amortization of other intangible assets 40 35 7 9 8 SBA recourse provision (benefit) 188 (278) 21 57 (330) Tax credit investment impairment 4,094 2,395 113 113 328 Loss on early extinguishment of debt — 744 — — — Total non-operating expense (non-GAAP) 4,546 3,279 124 58 60 Add net tax credit benefit (non-GAAP) 1,352 969 (64) 6 257 Net operating income $ 32,528 $ 39,090 $ 8,992 $ 9,335 $ 11,702 59 Net Operating Income Non-GAAP Reconciliation